TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, as Supplemented, and

to the Summary Prospectuses

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Transamerica Madison Large Cap Growth VP

Transamerica Madison Moderate Growth Allocation VP

The Board of Trustees of Transamerica Series Trust has approved the liquidation and dissolution of Transamerica Madison Large Cap Growth VP and Transamerica Madison Moderate Growth Allocation VP (each a “Portfolio,” and together, the “Portfolios”). The Portfolios will be liquidated effective on or about September 17, 2012. Prior to each Portfolio’s liquidation and dissolution, shareholders are entitled to exchange or redeem their shares in the manner set forth in the Portfolio’s Prospectus.

Upon liquidation, the liquidation proceeds of the Portfolios will be distributed to the appropriate insurance company separate accounts invested in the Portfolios. More information about the liquidations will be provided to variable annuity contract owners and variable life insurance policy owners in a supplement to their variable annuity contract or variable life insurance policy prospectus.

In order to achieve an orderly liquidation, each Portfolio may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

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Investors Should Retain this Supplement for Future Reference

June 15, 2012